SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 4, 2008.

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6121 Hollis Street
Emeryville, California 94608
(Address of principal executive offices)

(510) 350-2940
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

See the information in item 2.03 below.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In order to help finance BioTime’s entry into the field of regenerative medicine, on March 4, 2008 The Life Extension Foundation agreed to participate with other lenders in a revolving line of credit to BioTime.

Regenerative medicine is based on the discovery of human embryonic stem cells, which have the potential to produce any human cell type.  These stem cells may be used in the treatment of a host of degenerative diseases by rebuilding cell and tissue functions. BioTime has recently entered the field of regenerative medicine through its wholly owned subsidiary Embryome Sciences, Inc. which plans to develop new products for use in stem cell research.

BioTime received $100,000 from The Life Extension Foundation under an amendment of a Revolving Line of Credit Agreement that increases the amount of BioTime’s line of credit to $1,100,000.  In consideration for making the additional credit available, BioTime agreed to issue 10,000 common shares to The Life Extension Foundation.

The Life Extension Foundation is a nonprofit organization that markets a wide variety of dietary supplements intended to help people live in health, youth and vigor for longer periods of time.  The Life Extension Foundation is seeking methods to slow aging and prevent disease, and to uncover potential therapies to treat the degenerative diseases of aging such as Alzheimer's and Parkinson's disease, cancer, stroke, and macular degeneration.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Second Amended and Restated Revolving Line of Credit Agreement, dated February 15, 2008
10.2	Form of Amended and Restated Revolving Credit Note
10.3	Second Amended and Restated Security Agreement, dated February 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: March 10, 2008	By	/s/ Steven A. Seinberg
Chief Financial Officer

Exhibit Number	Description

10.1	Second Amended and Restated Revolving Line of Credit Agreement, dated February 15, 2008
10.2	Form of Amended and Restated Revolving Credit Note
10.3	Second Amended and Restated Security Agreement, dated February 15, 2008